UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2007

______________

PARLUX FRAGRANCES, INC.

(Exact name of registrant as specified in its charter)

______________

DELAWARE	0-15491	22-2562955
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312

(Address of Principal Executive Office) (Zip Code)

954-316-9008

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Changes in Registrant's Certifying Accountant.

 (a) Previous independent registered public accounting firm

On September 26, 2007, the Audit Committee of the Board of Directors of Parlux Fragrances, Inc. (the "Company") approved the dismissal of Deloitte & Touche LLP ("Deloitte") as the Company’s independent registered public accounting firm.

The audit reports of Deloitte on the Company’s consolidated financial statements for the fiscal years ended March 31, 2006 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of Deloitte on management’s assessments of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting (“internal control”) as of March 31, 2006 and March 31, 2007 contained an unqualified opinion on management’s assessment of the effectiveness of the Company’s internal control and an adverse opinion on the effectiveness of the Company’s internal control because of material weaknesses as of March 31, 2006 and March 31, 2007.  The following material weaknesses were identified and included in management’s assessments:

•

Lack of sufficient resources in our accounting and finance organization.

•

Lack of sufficient resources to provide for suitable segregation of duties.

•

Inadequate access controls with regard to computer master file information.

•

Inadequate controls over the processing of certain credits to accounts receivable.

•

Inadequate controls over the processing of certain expenses, most notably, advertising and promotional expenses.

•

Inadequate controls over the processing of adjustments to accounts payable.

•

Inadequate controls related to the inventory cycle. (This material weakness was identified and included in management's assessment only for the year ended March 31, 2007.)

During the two fiscal years ended March 31, 2006 and 2007, and the subsequent interim period through September 26, 2007 (the Relevant Period), there were (1) no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make reference thereto in their reports to the subject matter of the disagreement, and (2) no reportable events, except that Deloitte advised the Company of the material weaknesses described above.

Deloitte has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is included as Exhibit 16.1 to this Report on Form 8-K.

(b) New independent registered public accounting firm

On September 26, 2007, the Audit Committee of the Board of Directors of the Company appointed Rachlin, Cohen & Holtz LLP ("Rachlin") as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2008.

In connection with the engagement of Rachlin, during the Relevant Period, the Company did not consult with Rachlin on the application of accounting principles to a specified transaction, either completed or proposed; on the type of audit opinion that might be rendered on the Company’s financial statements; or on any matter that was the subject of a disagreement or a reportable event. During the Relevant Period, the Company did not receive either written or oral advice from Rachlin that was an important factor in reaching a decision as to any accounting, auditing or financial reporting issue.

On October 1, 2007, the Company issued a Press Release announcing the change in independent registered public accountants. A copy of the release is included as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter re change in certifying accountant

99.1	Press Release announcing appointment of Rachlin, Cohen & Holtz LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 1, 2007	PARLUX FRAGRANCES, INC.

/s/ NEIL J. KATZ
Neil J. Katz,
Chairman and Chief Executive Officer (Principal Executive Officer)

Exhibit Index

Exhibit No.	Description

16.1	Letter re change in certifying accountant

99.1	Press Release announcing appointment of Rachlin, Cohen & Holtz LLP

5